CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the accompanying Quarterly Report of Mediscience Technology Corp., (the "Company") on Form 10-QSB for the period ended May 31, 2004 (the "Report"), I, Peter Katevatis, Chairman and Chief Executive Officer of the Company, hereby certify that to my knowledge:

(1) The Report fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Peter Katevatis
                                            ------------------------------------
                                            Peter Katevatis
                                            Chairman and Chief Executive Officer
                                            (Chief Accounting Officer)
Date: July 15, 2004